Exhibit 1

                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                   SHARES

                           SHORE FINANCIAL CORPORATION

        INCORPORATED UNDER THE                                            CUSIP
LAWS OF THE COMMONWEALTH OF VIRGINIA                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY That ___________________________ is the owner of _______
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.33 PAR VALUE PER SHARE, OF

                           SHORE FINANCIAL CORPORATION

transferable only on the books of the corporation by the holders hereof in person or by attorney duly authorized upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia and to the Articles of Incorporation and Bylaws of the corporation as now or hereafter amended. This certificate is not paid until countersigned by the Transfer Agent and the Registrar .

         WITNESS, the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Steven M. Belote                           /s/ Scott C. Harvard
           SECRETARY                                    PRESIDENT


                           SHORE FINANCIAL CORPORATION
                                      SEAL
                                    VIRGINIA

COUNTERSIGNED AND REGISTERED:____________________________
                                     TRANSFER AGENT
                                      AND REGISTRAR

BY:      ________________________________
         AUTHORIZED OFFICER


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                     (FORM OF STOCK CERTIFICATE - BACK SIDE)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - _____  Custodian  ______
TEN ENT - as tenants by the entireties             (Cust)             (Minor)
JT TEN - as joint tenants with
right of under                                       Uniform Gifts to Minors
             survivorship and not as tenants         Act______________
             in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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________________   shares  of  the  capital  stock  represented  by  the  within
Certificate,    and   do   hereby    irrevocably    constitute    and    appoint
_______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

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         NOTICE: THE SIGNATURE(S) OF THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.